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                                                                       Exhibit 1

                                751,045 Shares

            (plus 112,655 Shares to cover over-allotments, if any)


                          GOLD BANC CORPORATION, INC.

                    Common Stock, Par Value $1.00 Per Share


                            UNDERWRITING AGREEMENT
                            ----------------------


                                                              ____________, 1999


ADVEST, INC.
As Representative (the "Representative") of the
  Several Underwriters Named in Schedule I hereto
One Rockefeller Center, 20th Floor
New York, NY  10020

Ladies and Gentleman:

     Certain stockholders of Gold Banc Corporation, Inc., a Kansas corporation (the "Company") listed on Schedule II hereto (the "Selling Shareholders"), propose, subject to the terms and conditions stated herein, to sell to the several Underwriters named in Schedule I hereto (the "Underwriters"), an aggregate of _________ shares (the "Firm Shares") of Common Stock, $1.00 par value (the "Common Stock"), of the Company. Each Selling Shareholder shall sell the number of Firm Shares set forth opposite its name on Schedule II hereto. If the Representative is the only firm named in Schedule I hereto, then the terms "Underwriters" and "Representative," as used herein, shall each be deemed to refer to such firm.

     In addition, in order to cover over-allotments in the sale of the Firm Shares, the Underwriters may, at the Representative's election and subject to the terms and conditions stated herein, purchase ratably in proportion to the amounts set forth opposite their respective names in Schedule I hereto, up to 112,655 additional shares of Common Stock from the Selling Shareholder (such additional shares of Common Stock, the "Optional Shares"). Each Selling Shareholder shall sell a number of Optional Shares equal to the proportion of the Firm Shares sold by such Selling Shareholder to the total number of Firm Shares. The Firm Shares and the Optional Shares are referred to collectively as the "Shares."

     The Selling Shareholders and the Company, intending to be legally bound, hereby confirm their agreement as follows:

     1. Representations and Warranties of the Selling Shareholders. The Selling Shareholders represent and warrant to, and agree with, the Company and the Underwriters that:

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          (a)  This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholders, and assuming due execution by the Company and the Representative, constitutes the valid and binding agreement of the Selling Shareholders, enforceable against the Selling Shareholders in accordance with its terms.

          (b) The execution and delivery by the Selling Shareholders of, and the performance by the Selling Shareholders of their obligations under, this Agreement and the Power of Attorney appointing certain individual(s) as such Selling Shareholders' attorney(s)-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (as hereinafter defined) (the "Power of Attorney") will not (with or without the giving of notice or the passage of time or both) (i) conflict with any term or provision of the Selling Shareholders' organizational documents, as amended, (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any Selling Shareholder is a party or to which its properties or assets is subject or (iii) conflict with or violate any law, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Selling Shareholders or any of the Selling Shareholders' properties or assets.

          (c) The Selling Shareholders will have, as of each Time of Delivery (as hereinafter defined), valid title to the Shares and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Power of Attorney and to sell, transfer and deliver the Shares.

          (d) The Power of Attorney has been duly authorized, executed and delivered by the Selling Shareholders and is a valid and binding agreement of the Selling Shareholders.

          (e) Upon delivery of the certificates for the Shares properly indorsed to the Underwriters and payment of the purchase price therefor pursuant to this Agreement, title to such Shares will be passed to the Underwriters, free and clear of all liens, security interests, pledges, charges, equities, and other encumbrances, other than as created by or through the Underwriters.

          (f) The Selling Shareholders do not require any consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body in connection with the sale of the Shares to be sold by the Selling Shareholders or the consummation of the transactions contemplated by this Agreement, except for the registration of the Shares under the Securities Act, and such as may be required by the NASD (as hereinafter defined) and under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

          (g) The Selling Shareholders have not (i) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the

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Company to facilitate the sale or resale of the Shares or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, other than pursuant to this Agreement.

          (h) The information set forth in the section entitled "Selling Stockholders" was the only written information furnished to the Company by and on behalf of any Selling Shareholder expressly for use in connection with the preparation of the Registration Statement, and is correct and complete in all material respects and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     Any certificate signed by any Selling Shareholder or any authorized representative of any Selling Shareholder and delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty of the Selling Shareholders to the Underwriters as to the matters covered thereby.

     Any certificate delivered by the Selling Shareholders to their counsel for purposes of enabling such counsel to render an opinion pursuant to Section 10 will also be furnished to the Representative and counsel for the Underwriters and shall be deemed to be additional representations and warranties to the Underwriters by the Selling Shareholders as to the matters covered thereby.

     2. Representations and Warranties of the Company. The Company represents and warrants to each of the Underwriters and the Selling Shareholders as of the date hereof and as of each Time of Delivery, and agrees with, the Underwriters and the Selling Shareholders that:

          (a) The Company meets the requirements for the use of Form S-3 under the Securities Act. The Company has filed with the Securities and Exchange Commission (the "Commission") a post-effect amendment to a registration statement on Form S-4 (No. 333-65539) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement and the post-effective amendment have been declared effective under the Securities Act by the Commission. The post-effective amendment as amended at the time it became effective (including the Prospectus and all information deemed to be a part of the post effective amendment at the time it became effective pursuant to Rule 430A(b) of the Securities Act Regulations) is hereinafter called the "Registration Statement," except that, if the Company files a further post-effective amendment to such post-effective amendment which becomes effective prior to the First Time of Delivery, "Registration Statement" shall refer to such post-effective amendment as so amended. Each prospectus included in the Registration Statement and also relating to the offering of the Shares, or amendments

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thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representative pursuant to Rule 424(a) of the Securities Act Regulations and also relating to the offering of the Shares (including the documents incorporated by reference therein) is hereinafter called the "Preliminary Prospectus." The term "Prospectus" means the final prospectus relating to the sale of the Shares (including the documents incorporated by reference therein, if any), as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

          (b) The Company is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Kansas with full power and authority (corporate and other) to own, lease, and operate its properties and conduct its business as described in the Prospectus (as defined in Section 2(a) of this Agreement); the Company is duly registered under the Bank Holding Company Act of 1956, as amended (the "BHCA"); the Company has no subsidiaries except those described in the Registration Statement (each a "Subsidiary"); the Company owns, directly or indirectly, beneficially and of record all of the outstanding capital stock of each Subsidiary free and clear of any claim, lien, encumbrance or security interest, except as described in the Prospectus. The Company and each of its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which any of them own or lease properties, has an office, or in which the business conducted by any of them make such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, prospects, assets, properties, results of operations, or net worth of the Company and its Subsidiaries taken as a whole ("Material Adverse Effect"); and no proceeding has been instituted in any jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

          (c) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus as of the date set forth therein (except for subsequent issuance, if any, pursuant to reservations, agreements, or employee benefit plans described in the Prospectus or pursuant to the exercise of convertible securities or options described in the Prospectus). All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the descriptions of the Common Stock contained in the Prospectus. None of the issued and outstanding shares of capital stock of the Company or any of its subsidiaries has been issued in violation of any statutory preemptive rights of shareholders.

          (d) Except as disclosed in the Prospectus (and except for subsequent issuances of options, capital stock, or other rights under agreements, employee benefit plans, or other arrangements referred to in the Prospectus), there are no outstanding (i) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any of its subsidiaries, (ii) warrants, rights or options to subscribe for or purchase from the Company or any of its subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or any of its subsidiaries to issue any

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shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

          (e) Except as disclosed in or contemplated by the Registration Statement or the Prospectus, since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its subsidiaries taken as a whole, (ii) the Company has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (iii) there has not been any material change in the capital stock, or a material increase in long-term debt or short-term debt of the Company or any of its subsidiaries, and (iv) there has not been any material adverse change to, or any development which is reasonably likely to have a Material Adverse Effect on, the Company or its subsidiaries taken as a whole.

          (f) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or, requiring the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or requiring the registration of any securities pursuant to any other registration statement filed by the Company under the Securities Act. Neither the filing of the Registration Statement nor the offering or sale of Shares as contemplated by this Agreement gives any security holder of the Company any rights for or relating to the registration of any shares of Common Stock or any other capital stock of the Company, except such as have been satisfied or waived.

          (g) Neither the Company nor any Subsidiary, is, or with the giving of notice or lapse of time or both will be, in violation or breach of, or in default under, nor will the execution or delivery of, or the performance and consummation of the transactions contemplated by this Agreement, conflict with, or result in a violation or breach of, or constitute a default under, any provision of the organization documents of the Articles of Incorporation (as amended or restated), Bylaws (as amended or restated) of the Company, or other governing documents of the Company or any Subsidiary, or of any provision of any agreement, contract, mortgage, deed of trust, lease, loan agreement, indenture, note, bond, or other evidence of indebtedness, or other material agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of their properties is subject, nor will the performance by the Company of their obligations hereunder violate any rule, regulation, order, or decree, applicable to the Company or any Subsidiary of any court or any regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any Subsidiary or any of their respective properties, or any order of any court or governmental agency or authority entered in any proceeding to which the Company or any Subsidiary was or is now a party or by which it is bound, except those, if any, described in the Prospectus or which are not material to the Company taken as a whole.

                                       5
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No consent, approval, filing, authorization, registration, qualification, or order, including with or by any bank regulatory agency, is required for the execution, delivery, and performance of this Agreement or the consummation of the transactions contemplated by this Agreement, other than such that have been obtained or made, except for compliance with the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Blue Sky Laws applicable to the public offering of the Shares by the Underwriters, the clearance of such offering and the underwriting arrangements evidenced hereby with the National Association of Securities Dealers, Inc. ("NASD"), and the listing of the Shares on the Nasdaq Stock Market. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms.

          (h) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus complies in all material respects with the requirements of the Securities Act and the Securities Act Regulations. As of the effective date of the Registration Statement, and at all times subsequent thereto up to each Time of Delivery, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained or will contain all material statements that are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and conformed or will conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto included or will include any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Registration Statement, the Prospectus or any amendment or supplement in reliance upon and in conformity with written information furnished to the Company on behalf of the Underwriters or by the Selling Shareholders.

          (i) KPMG LLP, which has audited, reviewed, and expressed its opinion with respect to certain of the financial statements and schedules filed with the Commission as a part of the Registration Statement and included or to be included, as the case may be, in the Prospectus and in the Registration Statement, and whose report is included in the Prospectus and the Registration Statement, are independent accountants as required by the Securities Act and the Securities Act Regulations.

          (j) The financial statements and schedules and the related notes thereto included or to be included, as the case may be, in the Registration Statement, the Preliminary Prospectus, and the Prospectus present fairly the financial position of the entities purported to be shown thereby as of the respective dates of such financial statements and schedules, and the results of operations and changes in equity and in cash flows of the entities purported to be shown thereby for the respective periods covered thereby, all in conformity with generally accepted accounting principles consistently applied throughout the periods involved, except as may be disclosed in the Prospectus. All adjustments necessary for a fair presentation of the results of such periods have been made. The financial, operating, and statistical information set forth in the Prospectus

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under captions "Prospectus Summary" and "Selected Consolidated Financial Data"
are fairly presented and prepared on a basis consistent with the audited financial statements of the Company.

          (k) There is no litigation or governmental proceeding, action, or investigation pending or, to the knowledge of the Company, threatened, to which the Company or any Subsidiary is or may be a party or to which property owned or leased by the Company or any Subsidiary is or may be subject, or related to environmental or discrimination matters, which is required to be disclosed in the Registration Statement or the Prospectus by the Securities Act or the Securities Act Regulations and is not so disclosed, or which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.

          (l) Either the Company or a Subsidiary, as the case may be, has good and marketable title in fee simple to all items of real property and good and marketable title to all the personal properties and assets reflected as owned by the Company or a Subsidiary in the Prospectus (or elsewhere in the Registration Statement), in each case clear of all liens, mortgages, pledges, charges, or encumbrances of any kind or nature except those, if any, reflected in the financial statements described above (or elsewhere in the Registration Statement) or which are not material to the Company and its Subsidiaries taken as a whole; all properties held or used by the Company or a Subsidiary under leases, licenses, franchises or other agreements are held by them under valid, existing, binding, and enforceable leases, franchises, licenses, or other agreements with respect to which it is not in default.

          (m) Neither the Company nor any Subsidiary has taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, stabilization or manipulation, under the Exchange Act or otherwise, of the price of the Shares.

          (n) Except as reflected in or contemplated by the Registration Statement, since the respective dates as of which information is given in the Registration Statement and prior to each Time of Delivery:

               (i) neither the Company nor any Subsidiary has or will have incurred any material liabilities or obligations, direct or contingent, or entered into any material transaction not in the ordinary course of business without the prior consent of the Representative;

               (ii) neither the Company nor any Subsidiary has or will have paid or declared any dividend or other distribution with respect to its capital stock and neither the Company nor any Subsidiary has or will be delinquent in the payment of principal or interest on any outstanding debt obligations; and

               (iii) there has not been and will not be any change in the capital stock or any material change in the indebtedness of the Company or any Subsidiary, or any adverse change in the condition (financial or otherwise), or any

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     development involving a prospective adverse change in their respective businesses (resulting from litigation or otherwise), prospects, properties, condition (financial or otherwise), net worth, or results of operations which is material to the Company and its Subsidiaries taken as a whole.

          (o) There is no contract or other document, transaction, or relationship required to be described in the Registration Statement, or to be filed as an exhibit to the Registration Statement, by the Securities Act or by the Securities Act Regulations that has not been described or filed as required.

          (p) All documents delivered or to be delivered by the Company or any of their representatives in connection with the issuance and sale of the Shares were on the dates on which they were delivered, or will be on the dates on which they are to be delivered, true, complete, and correct in all material respects.

          (q) The Company and each Subsidiary have filed all necessary federal and all state and foreign income and franchise tax returns and paid all taxes shown as due thereon; and no tax deficiency has been asserted or threatened against the Company or any Subsidiary that would have a Material Adverse Effect, except as described in the Prospectus.

          (r) Neither the Company nor any Subsidiary has, directly or indirectly, at any time:

               (i) made any unlawful contribution to any candidate for political office, or failed to disclose any contribution in violation of law; or

               (ii) made any payment to any federal, state, local, or foreign government officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or applicable foreign jurisdictions.

          (s) The Company or a Subsidiary owns or possesses adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, servicemark registrations, copyrights, and licenses necessary for the conduct of the business of the Company and the Subsidiaries or ownership of their respective properties, and neither the Company nor any Subsidiary has received notice of conflict with the asserted rights of others in respect thereof which has not been resolved.

          (t) The Company and each Subsidiary have in place and effective such policies of insurance, with limits of liability in such amounts, as are normal and prudent in the ordinary scope of business similar to that of the Company and such Subsidiary in the respective jurisdiction in which they conduct business.

          (u) The Company and each Subsidiary have and hold, and at each Time of Delivery will have and hold, and are operating in compliance with, and have fulfilled and performed all of their material obligations with respect to, all permits, certificates, franchises, grants, easements, consents, licenses, approvals, charters, registrations, authorizations, and orders (collectively, "Permits") required under all laws, rules, and regulations in connection with their respective businesses, and all of such Permits are in full force and effect; and there is no pending proceeding, and neither the Company nor any Subsidiary has received notice of any threatened proceeding, relating to the revocation or modification of any such Permits. Neither the Company nor any Subsidiary is (by virtue of any action, omission to act, contract to which it is a party or by which it is bound, or any occurrence or state of facts whatsoever) in violation of any applicable federal, state, municipal, or local statutes, laws, ordinances, rules, regulations and/or orders issued pursuant to foreign, federal, state, municipal, or local statutes, laws, ordinances, rules, or regulations (including those relating to any aspect of banking, bank holding companies, environmental protection, occupational safety and health, and equal employment practices) heretofore or currently in effect, except such violation that has been fully cured or satisfied without recourse or that is not reasonably likely to have a Material Adverse Effect.

          (v) The provisions of any employee pension benefit plan ("Pension Plan") as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in which the Company or any Subsidiary is a participating employer are in substantial compliance with ERISA, and neither the Company nor any Subsidiary is in violation of ERISA. The Company, each Subsidiary, or the plan sponsor thereof, as the case may be, has duly and timely filed the reports required to be filed by ERISA in connection with the maintenance of any Pension Plans in which the Company or any Subsidiary is a participating employer, and no facts, including any "reportable event" as defined by ERISA and the regulations thereunder, exist in connection with any Pension Plan in which the Company or any Subsidiary is a participating employer which might constitute grounds for the termination of such plan by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate U.S. District Court of a trustee to administer any such plan. The provisions of any employee benefit welfare plan, as defined in Section 3(1) of ERISA, in which the Company or any Subsidiary is a participating employer, are in substantial compliance with ERISA, and the Company, any Subsidiary, or the plan sponsor thereof, as the case may be, has duly and timely filed the reports required to be filed by ERISA in connection with the maintenance of any such plans.

          (w) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is, or is required to be, registered under Section 8 of the Investment Company Act of 1940, as amended, or subject to regulation under such Act.

          (x) Exchange National Bank, Provident Bank, f.s.b., Farmers National Bank, Peoples National Bank, Citizens State Bank and Trust Company, First National Bank in Alma, Farmers State Bank, The First State Bank and Trust Company, Peoples State Bank, The Trust Company, and Citizens Bank of Tulsa, hold deposits that are insured by the Federal Deposit Insurance Corporation ("FDIC") up to the legal limits. Each of Exchange National Bank, Farmers National Bank, Peoples National Bank, First National Bank in Alma and Citizens Bank of Tulsa are members in good standing of the Federal Reserve System.

          (y) Neither this Agreement nor any certificate, statement or other document delivered or to be delivered by the Company or any Subsidiary contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     Any certificate signed by any director or officer of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty of the Company to the Underwriters as to the matters covered thereby.

     Any certificate delivered by the Company to their counsel for purposes of enabling such counsel to render an opinion pursuant to Section 10 will also be furnished to the Representative and counsel for the Underwriters and shall be deemed to be additional representations and warranties to the Underwriters by the Company as to the matters covered thereby.

     3.   Purchase and Sale of Shares.

          (a) Subject to the terms and conditions herein set forth, the Selling Shareholders agree to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholders, at a purchase price of ___________________________ ($_____) per share (the "Per Share Price"), the number of Firm Shares (to be adjusted by the Representative so as to eliminate fractional shares) set forth opposite the name of such Underwriter in Schedule I hereto.

          (b) The Selling Shareholders hereby grant to the Underwriters the right to purchase at the Representative's election in whole or in part from time to time up to ________ Optional Shares, at the Per Share Price, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representative to the Selling Shareholders, given at any time (but not more than once) within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representative but in no event earlier than the First Time of Delivery (as hereinafter defined) or, unless the Representative otherwise agrees in writing, earlier than two or later than ten business days after the date of such notice. In the event the Underwriters elect to purchase all or a portion of the Optional Shares, the Selling Shareholders agree to furnish or cause to be furnished to the Representative the certificates, letters and opinions, and to satisfy all conditions, set forth in Section 10 hereof at the Subsequent Time of Delivery (as hereinafter defined).

          (c) In making this Agreement, each Underwriter is contracting severally, and not jointly, and except as provided in Sections 3(b) and 13 hereof, the agreement of each Underwriter is to purchase only that number of shares specified with respect to that Underwriter in Schedule I hereto. No Underwriter shall be under any obligation to purchase any Optional Shares prior to an exercise of the option with respect to such Shares granted pursuant to
Section 3(b) hereof.

     4. Representations and Warranties of the Underwriters. The Representative, on behalf of the Underwriters, represents and warrants to the Company and the Selling Shareholders that the information set forth (a) in the last paragraph in the box on the left of the front cover page of the Prospectus and (b) in the third and eighth paragraphs of the section in the Prospectus entitled "Underwriting" was the only written information furnished to the Company by and on behalf of any Underwriter expressly for use in connection with the preparation of the Registration Statement, and is correct and complete in all material respects and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     5. Offering by the Underwriters. Upon the authorization by the Representative of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.

     6. Delivery of Shares, Closing. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as the Representative may request upon at least 48 hours' prior notice to the Company, shall be delivered by or on behalf of the Selling Shareholders to the Representative for the account of each Underwriter, against payment by such Underwriter on its behalf of the purchase price therefor by wire transfer of immediately available funds to such accounts as the Selling Shareholders shall designate in writing. The closing of the sale and purchase of the Shares shall be held at the offices of Arnold & Porter, 555 12th Street, N.W., Washington, D.C. 20004. The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 9:00 a.m., Eastern Time, on the fourth (4th) full business day after this Agreement is executed or at such other time and date as the Representative and the Selling Shareholders may agree upon in writing, and, with respect to the Optional Shares, at 9:00 a.m., Eastern Time, on the date specified by the Representative in the written notice given by the Representative of the Underwriters' election to purchase all or part of such Optional Shares, or at such other time and date as the Representative and the Selling Shareholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of any Optional Shares, if not the First Time of Delivery, is herein called a "Subsequent Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." The Selling Shareholders will make such certificates available for checking and packaging at least 24 hours prior to each Time of Delivery at the office of Arnold & Porter, 555 12th Street, N.W., Washington, DC 20004, or at such other location specified by the Representative in writing at least 48 hours prior to such Time of Delivery.

     7. Covenants of the Selling Shareholders. The Selling Shareholders covenant and agree with the Underwriters that:

          (a) The Selling Shareholders will cooperate to the extent necessary to cause the Registration Statement, if not effective prior to the execution and delivery of this Agreement, to become effective.

          (b) The Selling Shareholders will pay all federal and other taxes, if any on the transfer or sale of the Shares.

          (c) The Selling Shareholders will do or perform all things required to be done or performed by the Selling Shareholders prior to each Time of Delivery to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

          (d) The Selling Shareholders will use their best efforts to satisfy or cause to be satisfied the conditions to the obligations of the Underwriters in Section 10 hereof to the extent within their control.

          (e) The Selling Shareholders will perform all of their obligations under the Registration Rights Agreement entered between the Selling Shareholders and the Company on December 10, 1998 pertaining to the offering of the Shares (the "Registration Rights Agreement").

          (f) The Selling Shareholders have not taken, nor will they take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of Common Stock to facilitate the sale or resale of the Shares.

     8. Covenants of the Company. The Company covenants and agrees with the Underwriters that:

          (a) If any information shall have been omitted from the Registration Statement in reliance upon Rule 430A, the Company, at the earliest possible time, will furnish the Representative with copies of the Prospectus to be filed by the Company with the Commission to comply with Rule 424(b) and Rule 430A under the Securities Act, and will file such Prospectus with the Commission in compliance with such Rules. Upon compliance with such Rules, the Company will so advise the Representative promptly. The Company will advise the Representative and counsel to the Underwriters promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, or of any notification received by the Company of the suspension of qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceedings for that purpose, or of any notification received by the Company of the suspension of qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceedings for that purpose. The Company also will advise the Representative and counsel to the Underwriters promptly of any request of the Commission for amendment or supplement of the Registration Statement, of any Preliminary Prospectus, or of the Prospectus, or for additional information, and the Company will not file any amendment or supplement to the Registration Statement (either before or after it becomes effective), to any Preliminary Prospectus, or to the Prospectus (including a prospectus filed pursuant to Rule 424(b)) if the Representative has not been furnished with copies prior to such filing or if the Representative reasonably objects to such filing.

          (b) For the period during which a Prospectus relating to the Common Stock is required to be delivered under the Securities Act, the Company shall comply with all requirements imposed on them by the Securities Act, as now and hereafter amended, and by the Securities Act Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales or dealings in the Common Stock as contemplated by the provisions hereof and the Prospectus. If any event occurs as a result of which the Prospectus, including any subsequent amendment or supplement, would include an untrue statement of a material fact, or would omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it becomes necessary at any time to amend the Prospectus, including any amendment or supplement thereto, to comply with the Securities Act, the Company promptly will advise the Representative and counsel to the Underwriters thereof and the Company will promptly prepare and file with the Commission an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance; and, if any Underwriter is required to deliver a prospectus nine (9) months or more after the effective date of the Registration Statement, the Company, upon request of the Representative but at the expense of such Underwriter, will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act.

          (c) The Company will not, prior to the Subsequent Time of Delivery or thirty (30) days after the date of this Agreement, whichever occurs first, without the prior consent of the Representative, incur any material liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, or any transaction with a related party which is required to be disclosed in the Prospectus pursuant to Item 404 of Regulation S-K under the Securities Act, except as contemplated by the Prospectus.

          (d) The Company will make generally available to its security holders and the Representative an earnings statement of the Company as soon as practicable, but in no event later than fifteen (15) months after the end of the Company's current fiscal quarter, covering a period of twelve (12) consecutive calendar months beginning after the effective date of the Registration Statement, but beginning not later than four (4) months after such effective date, which will satisfy the provisions of the last subsection of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder.

          (e) During such period as a prospectus is required by law to be delivered in connection with sales by an underwriter or dealer, the Company will furnish to the Representative, at the expense of the Company, copies of the Registration Statement, the Prospectus, any Preliminary Prospectus, and all amendments and supplements to any such documents, in each case as soon as available and in such quantities as the Representative may reasonably request, for the purposes contemplated by the Securities Act.

          (f) The Company will use its best efforts to take or cause to be taken in cooperation with the Representative and counsel to the Underwriters all actions required in qualifying or registering the Common Stock for sale under the Blue Sky Laws of such jurisdictions as the Representative may reasonably designate, provided the Company shall not be required to qualify generally as a foreign corporation or as a dealer in securities or to consent generally to the service of process under the law of any such state (except with respect to the offering and sale of the Common Stock), and will continue such qualifications or registrations in effect so long as reasonably requested by the Representative to effect the distribution of the Common Stock (including, without limitation, compliance with all undertakings given pursuant to such qualifications or registrations). In each jurisdiction where any of the Common Stock shall have been qualified as provided above, the Company will file such reports and statements as may be required to continue such qualification for a period of not less than one (1) year from the date of this Agreement.

          (g) The Company will furnish to its security holders annual reports containing financial statements audited by independent public accountants. During the period ending three (3) years after the date of this Agreement, (i) as soon as practicable after the end of the fiscal year, the Company will furnish to the Representative two copies of the annual report of the Company containing the audited consolidated balance sheet of the Company as of the close of such fiscal year and corresponding audited consolidated statements of earnings, stockholders' equity and cash flows for the year then ended, and (ii) the Company will file promptly and will furnish to the Representative at or before the filing thereof copies of all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13, 14, or 15 of the Exchange Act. During such three-year period the Company also will furnish to the Representative one copy of the following:

               (i) as soon as practicable after the filing thereof, each other report, statement, or other document filed by the Company with the Commission;

               (ii) as soon as practicable after the filing thereof, all reports, statements, other documents and financial statements furnished by the Company to Nasdaq pursuant to requirements of or agreements with Nasdaq; and

               (iii) as soon as available, each report, statement, or other document of the Company mailed to its stockholders.

          (h) If the delivery of a prospectus relating to the Shares is required under the Securities Act at any time prior to the expiration of nine months after the date of the Prospectus and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus, the Company will promptly notify the Representative and upon its request (but at the Company's expense) prepare and file with the Commission an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will furnish without charge to the Underwriters and to any dealer in securities as many copies of such amended or supplemented Prospectus as the Representative may from time to time reasonably request.

          (i) The Company will promptly provide the Representative, without charge, (i) 2 manually executed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including all exhibits and all documents or information incorporated by reference therein,
(ii) so long as a prospectus relating to the Shares is required to be delivered under the Securities Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representative may reasonably request. The terms "amendment" and "supplement" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act, as amended, that are deemed to be incorporated by reference in the Prospectus.

          (j) Prior to the termination of the underwriting contemplated by this Agreement, neither the Company nor any of its officers, directors or affiliates will (i) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company or
(ii) sell, bid for, purchase (except pursuant to previously authorized dividend reinvestment purchases) or pay anyone any compensation for soliciting purchases of, the Shares.

          (k) In case of any event, at any time within the period during which a prospectus is required to be delivered under the Securities Act, as a result of which any Preliminary Prospectus or the Prospectus, as then amended or supplemented, would contain an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend any Preliminary Prospectus or the Prospectus to comply with the Securities Act or any applicable securities or blue sky laws, the Company promptly will prepare and file with the Commission, and any applicable state securities commission, an amendment, supplement or document that will correct such statement or omission or effect such compliance and will furnish to the several Underwriters such number of copies of such amendment(s), supplement(s) or document(s) as the Representative may reasonably request. For purposes of this subsection (k), the Company will provide such information to the Representative, the Underwriters' counsel and counsel to the Company as shall be necessary to enable such persons to consult with the Company with respect to the need to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus or file any document, and shall furnish to the Representative and the Underwriters' counsel such further information as each may from time to time reasonably request.

          (l) The Company will use its best efforts to maintain the qualification or listing of the shares of Common Stock (including, without limitation, the Shares) on the Nasdaq National Market System.

          (m) The Company will use its best efforts to satisfy or cause to be satisfied the conditions to the obligations of the Underwriters in Section 10 hereof.

          (n) The Company will perform all of its obligations under the Registration Rights Agreement

     9.   Expenses.

          (a) Whether or not the transactions contemplated hereunder are consummated, or if this Agreement is terminated for any reason, the Company will pay or cause to be paid the costs, fees, and expenses incurred in connection with the offering of the Shares as follows:

               (i) All costs, fees, and expenses incurred in connection with the performance of the obligations of the Company hereunder, including all fees and expenses of the Company accountants and counsel, all costs and expenses incurred in connection with the preparation, printing, filing, and distribution (including delivery and shipping costs) of the Registration Statement, each Preliminary Prospectus, and the Prospectus (including all amendments and exhibits thereto and the financial statements therein), and agreements and supplements provided for herein, this Agreement and other underwriting documents, including various Underwriters' letters, and the Preliminary and Supplemental Blue Sky Memoranda;

               (ii) All filing and registration fees and expenses, including the legal fees and disbursements of counsel, incurred in connection with qualifying or registering all or any part of the Shares for offer and sale under the Blue Sky Laws; and

               (iii) All other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise provided for in this Section 9(a).

          (b) Whether or not the transactions contemplated hereunder are consummated, or if this Agreement is terminated for any reason, the Selling Shareholders will pay or cause to be paid the costs, fees, and expenses incurred in connection with the offering of the Shares as follows:

               (i) All costs, fees, and expenses incurred in connection with the performance of the obligations of the Selling Shareholders hereunder, including all fees and expenses of the Selling Shareholders' accountants and counsel; and

               (ii)   All taxes, if any, on the transfer and sale of the Shares.

     10. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder to purchase and pay for the Shares to be delivered at each Time of Delivery shall be subject, in their discretion, to the accuracy of the representations and warranties of each of the Company and the Selling Shareholders contained herein as of the date hereof and as of each Time of Delivery, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective covenants and agreements hereunder, and to the following additional conditions, except to the extent expressly waived in writing by the Representative:

          (a) The Registration Statement and all post-effective amendments thereto shall have been declared effective by the Commission no later than 5:30 p.m. Eastern Time, on the date of this Agreement, or such later time as shall have been consented to by the Representative, but in any event not later than 5:30 p.m., Eastern Time, on the third full business day following the date hereof; if the Company omitted information from the Registration Statement at the time it became effective in reliance on Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in compliance with Rule 424(b) and Rule 430A under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued; no proceeding for the issuance of such an order shall have been initiated or shall be pending or, to the knowledge of the Company, the Selling Shareholders or the Representative, threatened or contemplated by the Commission; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been disclosed to the Representative and complied with to the Representative's satisfaction.

          (b) Since the dates as of which information is given in the Registration Statement:

               (i) There shall not have been any material adverse change, or any development involving a prospective material adverse change, in the ability of the Company or any Subsidiary to conduct their respective businesses (whether by reason of any court, legislative, other governmental action, order, decree, or otherwise), or in the general affairs, condition (financial and otherwise), business, prospects, properties, management, financial position or earnings, results of operations, or net worth of the Company or any Subsidiary, whether or not arising from transactions in the ordinary course of business; and

               (ii) Neither the Company nor any Subsidiary shall have sustained any loss or interference from any labor dispute, strike, fire, flood, windstorm, accident, or other calamity (whether or not insured) or from any court or governmental action, order, or decree; the effect of which on the Company or any Subsidiary is in the reasonable opinion of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

          (c) (i) You shall have received an opinion, dated such Time of Delivery, of Blackwell Sanders Peper Martin LLP, counsel for the Company, in form and substance satisfactory to you and your counsel, to the effect that:

                       (1) The Company is a corporation existing and in good standing under the laws of the State of Kansas, with requisite corporate power and authority to own its properties and conduct its business as described in the Registration Statement, except for such power and authority the absence of which would not have a Material Adverse Effect on the Company, and is registered as bank holding company under the Bank Holding Company Act of 1956, as amended.

                       (2) Each Subsidiary of the Company has been duly incorporated or organized and is validly existing as a corporation or banking association in good standing under the laws of the jurisdiction of organization, with full corporate power and authority to own, lease, and operate its properties and conduct its business as described in the Registration Statement; the Company and each Subsidiary are qualified to do business as foreign corporations under the corporation laws of each jurisdiction in which the Company or such Subsidiary, as the case may be, owns or leases properties, has an office, or in which business is conducted and such qualification is required, except where the failure to so qualify would not have a Material Adverse Effect.

                       (3) The Company has full corporate power and authority to execute, deliver, and perform the Underwriting Agreement; the Underwriting Agreement has been duly authorized, executed and delivered by the Company, and constitutes a legal, valid, and binding obligation of the Company and is enforceable against the Company in accordance with its terms.

                       (4) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus as of the date set forth therein (except for subsequent issuance, if any, pursuant to reservations, agreements, or employee benefit plans described in the Prospectus or pursuant to the exercise of convertible securities or options described in the Prospectus). All of the issued and outstanding Shares have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock contained in the Prospectus. None of the Shares have been issued in violation of any statutory or any other preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of Common Stock of the Company or capital stock of its subsidiaries) has any statutory or any other preemptive or other rights to subscribe for any of the Shares.

                       (5) Except as disclosed in the Prospectus (and except for subsequent issuances of options, capital stock, or other rights under agreements, employee benefit plans, or other arrangements referred to in the Prospectus), there are, to such counsel's knowledge, no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any of its subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company or any of its subsidiaries to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                       (6) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings known to such counsel: (i) between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person, or (ii) requiring the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived), or (iii) requiring the registration of any securities pursuant to any other registration statement filed by the Company under the Securities Act.

                       (7) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion and, to such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings therefor have been initiated or threatened by the Commission.

                       (8) The Registration Statement and the Prospectus and any amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and financial and statistical data included therein, as to which no opinion need be rendered), when it or they became effective or were filed with the Commission, as the case may be, and in each case at such Time of Delivery, complied as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations under said act, and such counsel has no reason to believe that: (i) the Registration Statement (other than the financial statements and financial and statistical data included therein, as to which no opinion need be rendered), at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, not misleading, or (ii) the Prospectus (other than the financial statements and financial and statistical data included therein, as to which no opinion need be rendered), at the time it was filed with the Commission or at such Time of Delivery, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                       (9) Such counsel knows of no material legal or governmental proceedings pending to which the Company or any Subsidiary is a party or of which any property of the Company or any Subsidiary is the subject which would affect the consummation of the transactions contemplated in this

     Agreement, and such counsel knows of no such proceedings which are threatened or contemplated by governmental authorities or threatened by others.

                       (10) Such counsel knows of no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described in the Registration Statement or to be filed as exhibits thereto other than those described therein or filed or incorporated by reference as exhibits thereto, and such instruments as are summarized in the Registration Statement are fairly summarized in all material respects.

                       (11) No approval, authorization, consent, registration, qualification or other order of any public board or body is required in connection with the execution and delivery of this Agreement or the issuance and sale of the Shares or the consummation by the Company of the other transactions contemplated by this Agreement, except such as have been obtained under the Securities Act and the Exchange Act or such as may be required under the blue sky or securities laws of various states in connection with the offering and sale of the Shares (as to which such counsel need express no opinion).

                       (12) The execution and delivery of this Agreement, the sale of the Shares, the compliance by the Company with the provisions of this Agreement and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or default under, the articles of incorporation or by-laws of the Company or a breach or default under any contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel to which either the Company or any Subsidiary is a party or by which any of them or any of their respective properties may be bound except for such breaches as would not have a Material Adverse Effect on the Company and its Subsidiaries considered as one enterprise, nor will such action result in a violation on the part of the Company or any Subsidiary of any applicable law or regulation or of any administrative, regulatory or court decree known to such counsel.

                  (ii) You shall have received an opinion, dated such Time of Delivery, of Crowe & Dunlevy, a Professional Corporation, counsel for the Selling Shareholders, in form and substance satisfactory to you and your counsel, to the effect that:

                       (1) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholders.

                       (2) The execution and delivery by the Selling Shareholders of, and the performance by the Selling Shareholders of their obligations under, this Agreement and the Power of Attorney will not conflict or violate any existing law, statute, rule or regulation, or in any material respect, conflict with, or (with or without the giving of notice or the passage of time or both) result in a material breach or material violation of any of the terms or provisions of, or constitute a material default under, any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which any Selling Shareholder is a party or, conflict with or violate any judgment, order or decree known to such counsel, of any governmental body, agency or court having jurisdiction over any Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Selling Shareholders of their obligations under this Agreement or the Power of Attorney except such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Shares.

                       (3) The Selling Shareholders have valid title to the Shares and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Power of Attorney and to sell, transfer and deliver the Shares.

                       (4) The Powers of Attorney have been duly authorized, executed and delivered by the Selling Shareholders and are valid and binding agreements of the Selling Shareholders.

                       (5) Upon delivery of the certificates for the Shares properly endorsed to the Underwriters and payment of the purchase price therefor pursuant to this Agreement, title to such Shares will be passed to the Underwriters, free and clear of all liens, security interests, pledges, charges, equities, and other encumbrances, other than as created by or through the Underwriters.

                (iii)  In rendering such opinions specified in clauses (i) and
     (ii) above, counsel may rely upon an opinion or opinions, each dated as of such Time of Delivery, of other counsel retained by them or the Company or the Selling Shareholders as to laws of any jurisdiction other than the United States, the State of New York, in the case of the opinion specified in clause (i), the state of Kansas, and, in the case of the opinion specified in clause (ii), the state of Oklahoma provided that (A) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representative, and (B) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon. Insofar as such opinions involve factual matters, such counsel may rely, to the extent such counsel deems proper, upon certificates of officers of the Company, its Subsidiaries and certificates of the Selling Shareholders or of public officials. In the case of the opinion specified in clause (i) above, such counsel may assume that the laws of the State of New York are identical to the laws of the State of Kansas in all respects material to the opinion being rendered by such counsel, provided that such assumption is expressly disclosed in the opinion.

          (d) Arnold & Porter, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and the Company and the Selling Shareholders shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. Such opinion or opinions may be rendered in reliance upon the opinion of other counsel and/or assume that the laws of the States of Kansas [and

Oklahoma] are identical to the laws of the State of New York in all respects material to their opinion.

          (e) At the time this Agreement is executed and also as of each Time of Delivery, there shall be delivered to the Representative a letter from KPMG LLP, the Company's independent accountants, the first letter to be dated the date of this Agreement, the second letter to be dated as of the First Time of Delivery, and the third letter to be dated as of the Subsequent Time of Delivery, if any, which shall be in form and substance reasonably satisfactory to the Representative and shall contain information as of a date within five days of the date of such letter. There shall not have been any change set forth in any letter referred to in this subsection (e) that makes it impracticable or inadvisable in the judgment of the Representative to proceed with the public offering or purchase of the Shares as contemplated hereby.

          (f) As of each Time of Delivery, a certificate signed by the Chairman of the Board, the President, a Vice Chairman of the Board or any Executive or Senior Vice President and the principal financial or accounting officer of the Company, dated as of each Time of Delivery, to the effect that the signers of such certificate have carefully examined the Registration Statement and this Agreement and that:

               (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of such Time of Delivery, with the same effect as if made as of such Time of Delivery, and the Company has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to such Time of Delivery;

               (ii) The Commission has not issued an order preventing or suspending the use of the Prospectus or any Preliminary Prospectus or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and, to the knowledge of the respective signatories, no proceeding for that purpose has been instituted or is pending or contemplated under the Securities Act;

               (iii) Each of the respective signatories of the certificate has carefully examined the Registration Statement, the Prospectus, and any amendments or supplements thereto, and such documents contain all material statements and information required to be made therein, and neither the Registration Statement nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, since the date on which the Registration Statement was initially filed, no event has occurred that was required to be set forth in an amended or supplemented prospectus or in an amendment to the Registration Statement that has not been so set forth; provided, however, that no representation need be made as to information contained in or omitted from the Registration Statement or any amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative; and

               (iv) Since the date on which the Registration Statement was initially filed with the Commission, there has not been any material adverse change or a development involving a prospective material adverse change in the business, properties, financial condition, or earnings of the Company and its Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as disclosed in the Registration Statement as heretofore amended or (but only if the Representative expressly consents thereto in writing) as disclosed in an amendment or supplement thereto filed with the Commission and delivered to the Representative after the execution of this Agreement; since such date and except as so disclosed or in the ordinary course of business, neither the Company nor any Subsidiary has incurred any liability or obligation, direct or indirect, or entered into any transaction that is material to the Company or such Subsidiary, as the case may be, not contemplated in the Prospectus; since such date and except as so disclosed there has not been any change in the outstanding capital stock of the Company (except for subsequent issuance, if any, pursuant to reservations, agreements, or employee benefit plans described in the Prospectus or pursuant to the exercise of convertible securities or options described in the Prospectus), or any change that is material to the Company and its Subsidiaries taken as a whole in the short-term debt or long-term debt of the Company or any Subsidiary; since such date and except as so disclosed, neither the Company nor any of its Subsidiaries have incurred any material contingent obligations, and no material litigation is pending or, to their knowledge, threatened against the Company or any Subsidiary; and, since such date and except as so disclosed, neither the Company nor any of its Subsidiaries have sustained any material loss or interference from any strike, fire, flood, windstorm, accident or other calamity (whether or not insured) or from any court or governmental action, order, or decree.

          (g) Subsequent to the date hereof, there shall not have occurred any of the following: (i) any suspension or limitation in trading in securities generally on the Nasdaq National Market or any setting of minimum prices for trading on such exchange, or in the Common Stock of the Company by the Commission or the Nasdaq National Market; (ii) a moratorium on commercial banking activities in Kansas or New York declared by either federal or state authorities; or (iii) any outbreak or escalation of hostilities involving the United States, declaration by the United States of a national emergency or war or any other national or international calamity or emergency if the effect of any such event specified in this clause (iii) in your sole judgment makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at the Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

          (h) The Common Stock shall continue to be listed on the Nasdaq National Market.

          (i) Prior to each Time of Delivery, the Company and the Selling Shareholders shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request in connection with the offering of the Shares.

If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice from the Representative to the Selling Shareholders and the Company at any time without liability on the part of any of the Underwriters, including the Representative, or the Selling Shareholders or the Company, except for expenses to be paid by the Selling Shareholder or the Company pursuant to Section 9 hereof or reimbursed by the Company pursuant to
Section 11 and except to the extent provided in Section 12.

     11. Reimbursement of Underwriters' Expenses. If the sale of the Shares to the Underwriters at the First Time of Delivery is not consummated because the offering is terminated or indefinitely suspended by the Selling Shareholders, the Company or by the Representative for any reason permitted by this Agreement, other than the Underwriters' inability to legally act as Underwriter, the Company will reimburse the Underwriters for the Underwriters' reasonable out-of-pocket expenses, including fees and disbursements of its counsel, that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Shares. Any such termination or suspension shall be without liability of any party to the other except that the provisions of this Section 11, and Sections 9 and 12 shall remain effective and shall apply.

     12.  Indemnification and Contribution.

          (a) (i) The Company agrees to indemnify and hold harmless the Selling Shareholders and each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, expenses, liabilities, or actions in respect thereof ("Claims"), joint or several, to which such Underwriter or each such controlling person may become subject under the Securities Act, the Exchange Act, the Securities Act Regulations, Blue Sky Laws or other federal or state statutory laws or regulations, at common law or otherwise (including payments made in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such Claims arise out of or are based upon the inaccuracy or breach of any representation, warranty, or covenant of the Company contained in this Agreement, any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any application filed under any Blue Sky Law or other document executed by the Company for that purpose or based upon written information furnished by the Company and filed in any state or other jurisdiction to qualify or register any or all of the Shares under the securities laws thereof (any such document, application, or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in any of the foregoing a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company agrees to reimburse each Underwriter and each such controlling person promptly for any legal fees or other expenses incurred by such Underwriter or any such controlling person in connection with investigating or defending any such Claim or appearing as a third-party witness in connection with any such Claim; provided, however, that the Company will not be liable in any such case to the extent that:

                    (x) Any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto or in any Blue Sky Application in reliance upon and in conformity with the written information furnished by or on behalf of the Underwriters to the Company expressly for use therein pursuant to Section 4 of this Agreement;

                    (y) Any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto or in any Blue Sky Application in reliance upon and in conformity with the written information furnished by or on behalf of the Selling Shareholder to the Company expressly for use therein; or

                    (z) Such statement or omission was contained or made in any Preliminary Prospectus and corrected in the Prospectus and (1) any such Claim suffered or incurred by any Underwriter (or any person who controls such Underwriter) resulted from an action, claim, or suit by any person who purchased Shares that are the subject thereof from such Underwriter in the offering of the Shares, and (2) such Underwriter failed to deliver a copy of the Prospectus (as then amended if the Company shall have amended the Prospectus) to such person at or prior to the confirmation of the sale of such Shares in any case where such delivery is required by the Securities Act, unless such failure was due to failure by the Company to provide copies of the Prospectus (as so amended) to the Underwriter as required by this Agreement.

               (ii) The provisions of clause (i) of this Section 12(a) applicable to the Company shall be equally applicable to the Selling Shareholders, provided that the Selling Shareholders shall be liable to the Company, the Underwriters and any of their controlling persons only with respect to statements made by or relating to the Selling Shareholders.

          (b) Each Underwriter severally, but not jointly, agrees to indemnify and hold harmless the Company and the Selling Shareholders, each of the Company's directors, each of the Company's officers who sign the Registration Statement, and each person who controls the Company or any Selling Shareholder within the meaning of the Securities Act, against any Claim to which the Company and the Selling Shareholders, or any such director, officer, or controlling person may become subject under the Securities Act, the Exchange Act, the Securities Act Regulations, Blue Sky Laws, or other federal or state statutory laws or regulations, at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter and the Representative, which consent shall not be unreasonably withheld), insofar as such Claim arises out of or is based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, in reliance upon and in conformity with the written information furnished by or on behalf of such Underwriter to the Company pursuant to Section 4 of this Agreement. Each Underwriter will severally reimburse any legal fees or other expenses reasonably incurred by the Company and the Selling Shareholders, or any such director, officer, or controlling person in connection with investigating or defending any such Claim, and from any and all Claims resulting from failure of such Underwriter to deliver a copy of the Prospectus, if the person asserting such Claim purchased Shares from such Underwriter and a copy of the Prospectus (as then amended if the Company shall have amended the Prospectus) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended) would have cured the defect giving rise to such Claim (unless such failure was due to a failure by the Company to provide sufficient copies of the Prospectuses (as so amended) to each Underwriter).

          (c)  Promptly after receipt by an indemnified party under subsection
(a) or (b) of this Section 12 of notice of the commencement of any action in respect of a Claim, such indemnified party will, if a Claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof. In case any such action is brought against any indemnified party, and such indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with all other indemnifying parties, similarly notified, assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to the indemnified party and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.

          (d) Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election to assume the defense of such action and upon approval by the indemnified party of counsel selected by the indemnifying party, the indemnifying party will not be liable to such indemnified party under subsection (a) or (b) of this Section 12 for any legal fees or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless:

               (i) the indemnified party shall have employed separate counsel in connection with the assumption of legal defenses in accordance with the proviso to the last sentence of subsection (c) of this Section 12 (it being understood, however, that the indemnified party shall not be liable for the legal fees and expenses of more than one separate counsel (plus local counsel), approved by the Representative if one or more of the Underwriters or their controlling persons are the indemnified parties); or

               (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the indemnified party's notice to the indemnifying party of commencement of the action;

          (e) If the indemnification provided for in this Section 12 is unavailable to an indemnified party or insufficient to hold harmless an indemnified party under subsection (a) or (b) of this Section 12 in respect of any Claim referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall, subject, to the limitations hereinafter set forth, contribute to the amount paid or payable by such indemnified party as a result of such Claim:

               (i) in such proportion as is appropriate to reflect the relative benefits received by the Selling Shareholders, the Company and the Underwriters from the offering of the Shares; or

               (ii) if the allocation provided by clause (e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (e)(i) above, but also the relative fault of the Selling Shareholders, the Company and the Underwriters in connection with the statements or omissions that resulted in such Claim, as well as any other relevant equitable considerations.

     The respective relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be deemed to be in such proportion that the Underwriters are responsible for that portion of a Claim represented by the percentage that the amount of the underwriting commission bears to the public offering price of the Shares, and the Company and the Selling Shareholders (including the Company's directors, officers, and controlling persons) are responsible for the remaining portion of such Claim.

     The relative fault of the Company, the Selling Shareholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by a party as a result of the Claims referred to above shall be deemed to include, subject to the limitations set forth in subsections (c) and (d) of this Section 12, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          (f) The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata or per capita allocation or by any other method or allocation that does not take into account the equitable considerations referred to in subsection (e) of this Section 12. Notwithstanding the other provisions of this Section 12, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligation to contribute pursuant to this Section 12 are several in proportion to their respective underwriting commitments and not joint.

          (g) The obligations of the Company, the Selling Shareholders and the Underwriters under this Section 12 shall be in addition to any liability that the Company, the Selling Shareholders or the Underwriters may otherwise have.

     13.  Default of Underwriters.

          (a) If any Underwriter defaults in its obligation to purchase Shares at a Time of Delivery, the Representative may in its discretion arrange for the Representative or another party or other parties to purchase such Shares on the terms contained herein within thirty-six (36) hours after such default by any Underwriter. In the event that, within the respective prescribed period, the Representative notifies the Selling Shareholders that they have so arranged for the purchase of such Shares, the Representative shall have the right to postpone a Time of Delivery for a period of not more than seven (7) days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in the Representative's opinion may thereby be made necessary. The cost of preparing, printing and filing any such amendments shall be paid for by the Underwriters. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative as provided in subsection (a) above, if any, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh (1/11) of the aggregate number of Shares to be purchased at such Time of Delivery, then the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

     14.  Termination.

          (a) This Agreement may be terminated in the sole discretion of the Representative by notice to the Company given prior to the First Time of Delivery or any Subsequent Time of Delivery, respectively, in the event that (i) any condition to the obligations of the Underwriters set forth in Section 10 hereof has not been satisfied, or (ii) the Selling Shareholders shall have failed, refused or been unable to deliver the Shares or the Company or the Selling Shareholders shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder at or prior to such Time of Delivery, in either case other than by reason of a default by any of the Underwriters. If this Agreement is terminated pursuant to this Section 14(a), the Company and the Selling Shareholders will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by it in connection with the proposed purchase and sale of the Shares. Any termination pursuant to this Section 14(a) shall be without liability on the part of any Underwriter to the Selling Shareholders or the Company or on the part of the Selling Shareholders or the Company to any Underwriter (except for expenses to be paid by the Selling Shareholders or the Company pursuant to Section 9 hereof or reimbursed by the Selling Shareholders or the Company pursuant to this Section 14(a) and except as to indemnification and contribution to the extent provided in Section 12 hereof).

          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative as provided in Section 13(a), the aggregate number of such Shares which remains unpurchased exceeds one-eleventh (1/11) of the aggregate number of Shares to be purchased at such Time of Delivery, then this Agreement (or, with respect to a Subsequent Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Shareholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Selling Shareholders, except for the expenses to be borne by the Company and the Selling Shareholders and the Underwriters as provided in Section 9 hereof and the indemnity and contribution agreements in Section 12 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     15. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers, the Selling Shareholders and the Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters or any controlling person referred to in Section 12(b) or the Company, or any officer, trustee or director or controlling person of the Company referred to in Section 12(b), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 9 and 12 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     16. Notices. All communications hereunder shall be in writing and, if sent to the Representative, shall be mailed, delivered or telegraphed and confirmed in writing to Advest, Inc., One Rockefeller Center, 20th Floor, New York, New York, 10020, Attention: Thomas G. Rudkin (with a copy to Arnold & Porter, 555 12th Street, N.W., Washington, D.C. 20004, Attention: Steven Kaplan, Esq.); if to the Company, shall be sufficient in all respects if mailed, delivered or telegraphed and confirmed in writing to Gold Banc Corporation, Inc., 11301 Nall Avenue, , Leawood, Kansas 66211, Attention: Keith E. Bouchey, Chief Financial Officer (with a copy to Blackwell Sanders Peper Martin LLP, Two Pershing Square, 2300 Main Street, Suite 100, Kansas City, Missouri 64108,
Attention: Steven F. Carman, Esq.); and if to the Selling Shareholders, shall be sufficient in all respects if mailed, delivered or telegraphed and confirmed in writing to Gene Dillard, 5120 S. Garnett, Tulsa, Oklahoma 74146 (with a copy to Crowe & Dunlevy, P.C., 1800 Mid-America Tower, 20 North Broadway, Oklahoma City, Oklahoma 73102, Attention: Michael M. Stewart, Esq.).

     17. Binding Effect. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and, to the extent provided in Sections 12 and 15 hereof, the officers, trustees, directors and employees and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any provisions regarding conflicts of laws.

     19. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     20. Partial Unenforceability. If any section, subsection, clause, or provision of this Agreement is for any reason determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other section, subsection, clause, or provision hereof.

     21. Entire Agreement. This Agreement embodies the entire agreement among the parties hereto with respect to the transactions contemplated herein, and there have been and are no agreements among the parties with respect to such transactions other than as set forth or provided for herein.

     22. Effective Date. This Agreement shall become effective immediately on the date hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by the Representative, on behalf of each of the Underwriters, this letter will constitute a binding agreement among the Underwriters, the Selling Shareholders and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Agreement among Underwriters, a copy of which shall be submitted to the Selling Shareholders or the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.


                                         Very truly yours,


                                         GOLD BANC CORPORATION, INC.


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                         SELLING SHAREHOLDERS


                                         By:
                                            -----------------------------------
                                             Attorney in Fact for the Selling
                                               Shareholders noted heretofore


The foregoing Agreement is hereby
confirmed and accepted as of the date
first written above at New York, New York


ADVEST, INC.


By:
   ----------------------------
   Name:
   Title:

On behalf of each of the Underwriters

                                  SCHEDULE I

                                                   Number of Optional
                         Total Number            Shares to be Purchased
                        of Firm Shares                 if Maximum
Underwriter             to be Purchased             Option Exercised
-----------             ---------------          ----------------------
Advest, Inc.
                          -----------                  -----------

                          -----------                  -----------
           Total
                          -----------                  -----------

                                  SCHEDULE II


Name of Selling             Number of Firm Shares           Number of Option
  Shareholder                 Shares to be Sold             Shares to be Sold
---------------             ---------------------           -----------------
Eric M. Bohne Revocable            241,508                        36,226
Family Trust #1

Eric M. Bohne Revocable            113,015                        16,951
Family Trust #2

Dillard Enterprises LLC            396,522                        59,478